SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 22, 2003

Boston Properties Limited Partnership

(Exact name of Registrant as specified in its charter)

Delaware	0-50209	04-3372948
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. employer Identification No.)

111 Huntington Avenue Boston, Massachusetts 02199
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(617) 236-3300

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibits are being furnished herewith:

Exhibit No.

99.1

Boston Properties, Inc. Supplemental Operating and Financial Data for the quarter ended June 30, 2003 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Boston Properties, Inc. dated July 22, 2003).

99.2	Press release of Boston Properties, Inc. dated July 22, 2003 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Boston Properties, Inc. dated July 22, 2003).

ITEM 9.	Regulation FD Disclosure (Information provided under Item 12-Results of Operations and Financial Condition).

The following information is furnished under Item 12 - “Results of Operations and Financial Condition” in accordance with interim guidance issued by the SEC in release No. 33-8216.  Such information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On July 22, 2003, Boston Properties, Inc. (the “Company), the general partner of Boston Properties Limited Partnership, issued a press release announcing its financial results for the second quarter of 2003.  That press release referred to certain supplemental information that is available on the Company’s website.  The text of the supplemental information and the press release are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 23, 2003	BOSTON PROPERTIES LIMITED PARTNERSHIP

By: Boston Properties, Inc., its
General Partner

/s/ Douglas T. Linde

By: Douglas T. Linde
Chief Financial Officer